SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 27, 2000


                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                        0-3252                    22-1830121
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(State or other jurisdiction           (Commission            (I.R.S. Employer
        of incorporation)              File Number)          Identification No.)


         767 Third Avenue, New York, NY                               10017
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         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (212) 319-4657




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          (Former name or former address, if changed since last report)




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Item 5.       Other Events

         On January 27, 2000, January 31, 2000 and February 1, 2000, respectively, Lexington Precision Corporation issued three press releases, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1    Press release dated January 27, 2000.
                           Exhibit 99.2    Press release dated January 31, 2000.
                           Exhibit 99.3    Press release dated February 1, 2000.

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        February 3, 2000      LEXINGTON PRECISION CORPORATION


                                    By:   /s/Michael A. Lubin
                                         ---------------------------------------
                                         Michael A. Lubin
                                         Chairman of the Board


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                                  EXHIBIT INDEX


      Exhibit
       Number         Exhibit Name                                     Location
      -------         ------------                                     --------
         99.1         Press release dated January 27, 2000.      Filed herewith.
         99.2         Press release dated January 31, 2000.      Filed herewith.
         99.3         Press release dated February 1, 2000.      Filed herewith.

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